INVESTOR  PRESENTATION March 2016

Forward‐looking Statements This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third‐party sources indicated herein. Such third‐party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward‐looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward‐looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward‐looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward‐looking statements, although not all forward looking statements contain these words. These forward‐looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward‐looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10‐K for the year ended December 31, 2015, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward‐looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward‐looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward‐looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements.

Sun Communities, Inc.   (NYSE: SUI) 3 185 manufactured housing only communities 10 manufactured housing and recreational vehicle communities 36 recreational vehicle only communities 1,521 406 141 1,370 24,126 2,630 1,277 916 1,187 2,913 3,401 549 1,652 685 237 581 419 1,150 404 413 976 226 2,335 473 6,379 27, 039 4,388 324 494 231 communities consisting of 88,612 sites across 29 states1 69,682 manufactured  housing sites 18,930 recreational  vehicle  sites 9,559 annual /  seasonal 9,371 transient Increased  Southeastern  footprint 87.8% 2 SOURCE: COMPANY INFORMATION.  REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.  1  AS OF DECEMBER 31, 2015. 2  SITES WITHIN THE SOUTHEASTERN UNITED STATES (FLORIDA, GEORGIA, NORTH CAROLINA, AND SOUTH CAROLINA) COMPARED TO THE YEAR ENDED 2014.  Leading owner of premier manufactured home and recreational vehicle communities

Key Highlights 4  Attractive value proposition of Manufactured Housing  Stability through varying cycles  Sustained industry‐leading earnings growth with low capital requirements  Meaningful expansion site growth opportunity  Realigned, high quality portfolio with diversified exposure   Conservative balance sheet with flexibility

# Manufactured Housing vs. Multi-Family

✓ *Sun's manufactured homes provide approximately 14% more space at approximately 45% less cost per square foot*[1,2]

| | Sun's Manufactured Homes | VS. | Multi-Family Housing |
|---|---|---|---|
| PRICE | $0.69 per sq. ft. ✓ | | $1.00 per sq. ft. |
| SQUARE FOOTAGE | ~1,250 sq. ft. ✓ | | ~1,100 sq. ft. |
| RENT | ~$860 per month ✓ | | ~$1,100 per month |

[1] Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and supplemental for the year ended December 31, 2015 for additional information.
[2] Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

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SUN COMMUNITIES, INC.
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6 Manufactured Housing vs. Single Family 1  SOURCE: US DEPARTMENT OF CENSUS.  $54,900 REPRESENTS THE AVERAGE 2 BEDROOM HOUSEHOLD IN MAJOR METROPOLITAN AREAS SUN OPERATES IN AS OF FEBRUARY 2016. 2  SOURCE: MANUFACTURED HOUSING INSTITUTE, QUICK FACTS: “TRENDS AND INFORMATION ABOUT THE MANUFACTURED HOUSING INDUSTRY, 2015.”  REPRESENTS AVERAGE 2 BEDROOM HOUSEHOLD IN MAJOR METROPOLITAN AREAS SUN OPERATES IN AS OF FEBRUARY 2016. Single‐family HomesManufactured Homes  Average cost of Single Family is $345,800 or roughly 6 years  median income  The average single family home costs over 5x the price of a  manufactured home   .  Sun’s communities offer affordable options in attractive locations $63,100  $62,800  $60,500  $62,200  $64,000  $65,300  Manufactured Housing $270,900  $272,900  $267,900  $292,200  $324,500  $345,800  $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single‐Family Portion of purchase price attributable to land Median  Household  Income1 2009 2010 2011 2012 2013 2014 Single‐family vs  Manufactured 4.3x 4.3x 4.4x 4.7x 5.3x5.0x  Average cost of a new Manufactured Home is $65,300 or  roughly 1 years median income

7 Sustained Growth within Market Cycles  Sun’s same site occupancy reflects steady and continuous growth through various  changes in the single family market Sun’s Occupancy1 Mortgage Rates2 Mortgages2 Sun’s occupancy percentage P e r c e n t a g e   o f   chang e   i n   m o r t g a g e   r a t e s   a n d   a c c e s s   t o   c r e d i t 1  SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION. INCLUDES MANUFACTURED HOUSING AND ANNUAL/SEASONAL RECREATIONAL VEHICLE SITES, AND EXCLUDES TRANSIENT RECREATIONAL VEHICLE SITES. OCCUPANCY PERCENTAGE EXCLUDES RECENTLY COMPLETED BUT VACANT EXPANSION SITES. 2  SOURCE: IBISWORLD.  AS OF JUNE, 2015.  BASED ON 30‐YEAR CONVENTIONAL MORTGAGE RATES AND BORROWING CAPACITY ADVANCED BY A COMMERCIAL BANK TO INCLUDE INDUSTRIAL, REAL ESTATE, AND CONSUMER LOANS. 83.0% 85.5% 88.0% 90.5% 93.0% 95.5% 98.0% ‐20% ‐15% ‐10% ‐5% 0% 5% 10% 15% 2009 2010 2011 2012 2013 2014 2015 15.4% occupancy increase 95.9%

Consistent NOI Growth 8  Manufactured housing is one of the most recession resistant sectors of  the housing and commercial real estate sectors and has consistently outperformed multi‐family in same site NOI growth since 20001 1 SOURCE: SNL.COM. AS OF DECEMBER 31, 2015.  ASSUMES $100.00 NOI STARTING POINT FOR ALL SECTORS.  $90  $100  $110  $120  $130  $140  $150  $160  $170  $180  $190 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Manufactured Housing Apartment Industrial Mall Office Strip Mall Self‐Storage

9 Consistent Organic Growth  Low annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creating a stable revenue stream   Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing SOURCE: COMPANY INFORMATION.  REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION. Monthly Same Site Rent (weighted average) Same Site NOI (change %) 0.7% 3.1% 3.6% 5.5% 5.9% 7.7% 9.1% 2009 2010 2011 2012 2013 2014 2015 83.4% 84.3% 85.8% 86.7% 88.9% 93.2% 95.9% 2009 2010 2011 2012 2013 2014 2015 Same Site Occupancy $404  $413  $425  $437  $445  $457  $472  2009 2010 2011 2012 2013 2014 2015

10 Stable Revenue with Low Capex Move‐outs and Re‐sales Stable and growing financial  results driven by:  The cost to move a home ranges  between $4,000 and $10,000.  This  facilitates a low turnover of  owner occupied sites  Tenure of our residents in our  communities is ~13 years  Tenure of homes in our  communities is ~50 years Capital Expenditures  Manufactured housing is  a low capex business  relative to its peers as it  is largely a land  ownership business Capex as a percent of revenue1 Sun’s Percentage trends for manufactured homes and annual/seasonal RV’s  No loss in  revenue as  home stays  in the  community Resident re‐sales Home move‐out 8.1% Overall Average 12.2% 8.8% 4.7% 3.6% Multi‐family Student Housing Self‐Storage Manufactured Housing 4.9% 5.1% 4.7% 4.9% 4.6% 5.0% 5.9% 2.8% 2.3% 2.3% 2.5% 2.6% 2.6% 2.0% 2009 2010 2011 2012 2013 2014 2015 1  SOURCE: COMPANY FILINGS.  FOR THE YEAR ENDED DECEMBER 31, 2014.

Same Site NOI (change %) Strong Internal Growth 11  SUN’s average same site NOI growth has exceeded REIT industry  average by 177 bps and apartment average by 161 bps over a 16 year  period SOURCE: CITI INVESTMENT RESEARCH, MARCH, 2016. “REITS”‐ INCLUDES AN INDEX OF REITS ACROSS A VARIETY OF ASSET CLASSES INCLUDING SELF STORAGE, MIXED OFFICE, REGIONAL MALLS, SHOPPING CENTERS, MULTIFAMILY,  STUDENT HOUSING, MANUFACTURED HOMES AND SPECIALTY. ‐8% ‐6% ‐4% ‐2% 0% 2% 4% 6% 8% 10% 12% 3Q 9 8 4Q 9 8 1Q 9 9 2Q 9 9 3Q 9 9 4Q 9 9 1Q 0 0 2Q 0 0 3Q 0 0 4Q 0 0 1Q 0 1 2Q 0 1 3Q 0 1 4Q 0 1 1Q 0 2 2Q 0 2 3Q 0 2 4Q 0 2 1Q 0 3 2Q 0 3 3Q 0 3 4Q 0 3 1Q 0 4 2Q 0 4 3Q 0 4 4Q 0 4 1Q 0 5 2Q 0 5 3Q 0 5 4Q 0 5 1Q 0 6 2Q 0 6 3Q 0 6 4Q 0 6 1Q 0 7 2Q 0 7 3Q 0 7 4Q 0 7 1Q 0 8 2Q 0 8 3Q 0 8 4Q 0 8 1Q 0 9 2Q 0 9 3Q 0 9 4Q 0 9 1Q 1 0 2Q 1 0 3Q 1 0 4Q 1 0 1Q 1 1 2Q 1 1 3Q 1 1 4Q 1 1 1Q 1 2 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 4Q 1 4 1Q 1 5 2Q 1 5 3Q 1 5 4Q 1 5 Sun Communities, Inc. Apartments Industry Average (2.9%) Apartment Average (3.0%) Sun's Average (4.6%)

Strong Growth and Returns From Expansions 12 SOURCE: COMPANY INFORMATION.  REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31,  2015 FOR ADDITIONAL INFORMATION. 1 ASSUMING A 6% CAP RATE AND EXITING IN FIVE YEARS.  Inventory of over 7,100 zoned and entitled sites  available for expansion at 38 communities in 15  states  4,100 sites planned for development in the next 4  years   Approximately 1,000 sites are expected to be  developed by the end of 2016  Assuming a 100 site expansion  at $25,000 per site,  that is leased up in a year (8 sites/month), results in  an unlevered return of 15%‐17%1  Expanding in communities with strong demand  evidenced by occupancy of ~95%  Expansion lease‐up is driven by sales, rental and  relocation programs

Realigning the Portfolio 13 Demographic Profile All ‐Age Age‐Restricted 26% 74%  Sun is reshaping its portfolio through strategic acquisitions and dispositions SOURCE: COMPANY INFORMATION.  REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.  4% 7% 5% 27% 31% MI FL IN TX AZ Other Geographic Diversification

# Strategic Acquisitions

**136 communities**
**54,811 sites**

- 17 MH & 1 RV properties Kentland acquisition growing the portfolio.

## 2011

**173 communities**
**63,697 sites**

- Further strengthened the MH portfolio with the 6-community Rudgate acquisition.
- Acquired Palm Creek, an irreplaceable age restricted asset.

## 2012

**188 communities**
**69,789 sites**

- Geographic & RV Diversification with 10 RV community Morgan acquisition entering 5 new states.

## 2013

**217 communities**
**79,554 sites**

- Closed 1st phase of "ALL" 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio.

## 2014

**231 communities**
**88,612 sites**

- Final closing of "ALL" acquisition enhancing the portfolio.
- For the year acquired 34 MH communities and 4 RV Resorts.

## 2015



✓ *Since May 2011, Sun has acquired communities valued in excess of $2.6 billion, increasing its number of sites and communities by 84% and 69%, respectively[1]*

SUN
SUN COMMUNITIES, INC.

SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.
[1] EXCLUDES DISPOSED COMMUNITIES.

14

Extracting Value from Acquisitions 15 STRATEGIC ACQUISITIONS PROFESSIONAL OPERATIONAL MANAGEMENT CALL CENTER /  DIGITAL MARKETING OUTREACH INCREASING MARKET RENT HOME SALES /  RENTAL PROGRAM ADDING VALUE WITH EXPANSIONS REPOSITIONING WITH ADDITIONAL CAPEX SKILLED EXPENSE MANAGEMENT

Acquisition Performance 16 83.4% 90.8% 92.5% 97.6%98.5% YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Occupancy $23.6MM  $26.0MM  $27.5MM  $29.3MM  $31.3MM  YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Revenue NOI 2011Acquisitions (26 COMMUNITIES) 2012Acquisitions (11 COMMUNITIES) 91.4% 96.8% 97.1% 98.1% YEAR 1 YEAR 2 YEAR 3 YEAR 4 Occupancy $41.2MM  $44.8MM  $49.0MM  $53.3MM  YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI

Strong RV Portfolio Performance $48.4MM  $59.2MM  $70.1MM  $84.9MM  YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI 2013 Morgan Acquisition(10 PROPERTIES) 100% 89% 88% 82% 77% 81% 80% 8% 8% 12% 13% 10% 10% 2% 4% 6% 9% 9% 10% 2011 2012 2013 2014 2015 2016 MH Income Annual RV Income Transient RV Income GUIDANCE Percentage  from  annual  based  revenue  sources:  90%  Percentage of revenues from RV resorts increased from 10% in 2011 to an estimated 20% in 2016  17

Rental Program 18 12.6% 13.5% 13.6% 14.0% 15.7% 15.6% 13.5% 70.8% 70.9% 71.7% 73.3% 74.0% 77.1% 81.6% 2009 2010 2011 2012 2013 2014 2015 Rental Occupancy Core Portfolio  Occupancy 83.4% 84.3% 85.3% 87.3% 89.7% 92.6% 95.0% SOURCE:  SUN’S DECEMBER 31, 2015 SUPPLEMENT 1  OPERATING EXPENSES INCLUDE REPAIRS AND REFURBISHMENT, TAXES AND INSURANCE, MARKETING, AND COMMISSIONS. Rental Program All‐in 5 Year Unleveraged IRR1:   Sun’s retention ratio has increased to 57% in  2015 from 49.9% in 2009  Sun recovers~ 90% of the original purchase price  of the home Other Rental Program Facts   $42,000 Initial investment in new home  Weighted average monthly rental rate year 1 $858  x 12 = $10,296 (3% annual increases)  Monthly operating expenses year 1 $192 x 12 =  $2,305 (3% annual increases)  End of 5 year period sell the home and recoup 90%  of initial investment  All‐in 5 year IRR unleveraged return is 18%  Cash on Cash Return 19% DRIVES OCCUPANCY  SHOWCASES OUR COMMUNITIES  KEY ONBOARDING TOOL

# Conservative Balance Sheet



Historically Solid FFO Generation
29.3% CAGR
~$0.8B
~$1.0B
~$1.2B
~$1.5B
~$2.1B
2011
2012
2013
2014
2015

✓ *Strong balance sheet management has led SUN to improving metrics*



Net Debt / Adjusted EBITDA1,2
9.7x
8.4x
7.2x
7.3x
6.6x
2011
2012
2013
2014
2015



Net Debt / Total Enterprise Value3
61.5%
50.4%
45.8%
34.8%
34.0%
2011
2012
2013
2014
2015



Fixed Debt Percentage
76.9%
84.7%
76.9%
90.8%
92.0%
2011
2012
2013
2014
2015



Adjusted EBITDA1,2 / Interest Expense
2.4x
2.4x
2.7x
3.0x
3.1x
2011
2012
2013
2014
2015

SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.

[1] ADJUSTED EBITDA REFLECTS TOTAL REVENUES LESS PROPERTY OPERATING AND MAINTENANCE EXPENSES, REAL ESTATE TAXES, COST OF HOME SALES, RENTAL HOME OPERATING AND MAINTENANCE EXPENSES, ANCILLARY EXPENSES, GENERAL AND ADMINISTRATIVE EXPENSES.

[2] 2015 YTD ADJUSTED EBITDA FIGURES CALCULATED BASED ON TRAILING 12 MONTHS, WHICH ONLY INCLUDES A PARTIAL YEAR OF EBIDTA FOR 2015 YTD ACQUISITIONS EXCLUDING THE SECOND CLOSING OF "ALL PORTFOLIO".

[3] TOTAL ENTERPRISE VALUE INCLUDES COMMON SHARES OUTSTANDING (PER SUPPLEMENTAL DATA PACKAGE), OP UNITS AND PREFERRED OP UNITS, AS CONVERTED, OUTSTANDING AT THE END OF EACH RESPECTIVE PERIOD.

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SUN COMMUNITIES, INC.
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Debt Maturity Profile 20 Tallest ladder is  1/6th of the total  long‐term debt due SOURCE: COMPANY INFORMATION.  REFER TO SUN COMMUNITIES, INC. FORM 10‐K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.  1  AMOUNTS EXCLUDING SECURED BORROWINGS, IN THOUSANDS, AS OF DECEMBER 31, 2015.  $‐  $100,000  $200,000  $300,000  $400,000  $500,000  2016  2017  2018  2019  2020  2021  2022  2023  2024  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  2036  2037  2038  2039  2040  2041 Preferred OP Units (Mandatorily Redeemable) Mortgage Loans Payable Lines of Credit $2,320,049 Only 29.6% of  SUN’s current debt  will be maturing  within 5 years 10.7%6.7% 12.2% WAIR CMBS $    642,429   5.34% Fannie Mae 791,304 4.61% Freddie Mac 197,418 4.03% Life Companies 502,555 4.08% Preferred OP Units 45,903 6.87% PRINCIPAL OUTSTANDING1

Performance vs. Indices 21 275% 262% 181% 177% 175% 172% 155% 0% 50% 100% 150% 200% 250% 300% SUI SNL US REIT Manufactured Homes S&P 500 SNL US REIT Equity MSCI US REIT (RMS) S&P Small‐Cap Russell 2000 5‐year Total Returns by Index1  Sun has outperformed many major REIT and broader market indices  over the last five years SOURCE: SNL  1  AS OF DECEMBER 31, 2015.